UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 7, 2003
                                                 ------------------

                                  NYMAGIC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          New York                1-11238                 13-3534162
  ------------------------     -------------            ---------------
(State or other jurisdiction   (Commission              (IRS Employer
     of incorporation)          File Number)          Identification No.)


      919 Third Avenue, New York, New York                   10022
      ------------------------------------                 ----------
    (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code      212.551.0600
                                                      ----------------



           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit          Description
-------          -----------
Number
------
99.1             Press Release dated as of November 7, 2003.



Item 12.  Results of Operations and Financial Condition.

       On November 7, 2003, NYMAGIC, INC. issued a press release concerning third quarter financial results. The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

       In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.










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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 10, 2003
                                    NYMAGIC, INC.


                                    By:  /s/ Thomas J. Iacopelli
                                       -------------------------------------
                                       Thomas J. Iacopelli
                                       Chief Financial Officer and Treasurer














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


                                  EXHIBIT INDEX


Exhibit           Description
------            -----------
Number
------

99.1              Press Release dated as of November 7, 2003.




















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